OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                    Supplement dated January 29, 2001 to the
                        Prospectus dated January 26, 2001

The Prospectus is revised as follows:

     1. The following paragraph is added as a new last paragraph to the section "How the Fund is Managed" on page 13:

Submission of Matters to Shareholders. With respect to a special shareholder meeting called for March 23, 2001, the Board of Trustees recommends that the Fund's shareholders approve the following proposals with respect to the Fund:
o Election of 12 trustees, each of whom will serve until his or her successor is elected and qualified;
o Ratification of the selection of Deloitte & Touche LLP as the Fund's independent auditor;
o Elimination or amendment of certain fundamental investment restrictions of the Fund as previously noted and more fully described in the Statement of Additional Information;
o Amendment of four (4) fundamental investment restrictions of the Fund, as more fully described in the Statement of Additional Information, to permit the Fund to enter into an inter-fund lending arrangement with other Oppenheimer funds; and
o Authorization for Trustees to adopt an Amended and Restated Declaration of Trust.

      The preceding proposals are more fully described in a proxy statement that will be mailed on or about February 9, 2001 to shareholders entitled to vote at the meeting. Shareholders of record as of December 29, 2000 are entitled to vote at the meeting. Proposals that shareholders approve are expected to become effective on or about March 30, 2001, and will be described in amendments to this Prospectus or the Statement of Additional Information, as applicable.







January 29, 2001                                              PS0855.018